                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.55275%
POOL NUMBER:  Group 1 = 1749
____________________________________________________________________________________________

ISSUE DATE:  07/30/2001
CERTIFICATE BALANCE AT ISSUE:    $197,968,317.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                     424                         $186,217,722.46
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                     $637,709.07
Unscheduled Principal Collection/Reversals                         $1,466,819.38
Liquidations-in-full                                      16       $7,979,268.51
Net principal Distributed                                         $10,083,796.96    ($10,083,796.96)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                        408                         $176,133,925.50

SCHEDULED INTEREST AT MORTGAGE RATE:                               $1,099,643.01

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                     $82,402.74

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $11,101,037.23

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.55275%
POOL NUMBER:  Group 1 = 1749
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $10,083,796.96     $1,017,240.27             $0.00     $1,017,240.27             $0.00    $11,101,037.23

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $3,200,681.00             $0.00             $0.00             $0.00     $3,200,681.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase     $3,959,366.34             $0.00             $0.00             $0.00     $3,959,366.34

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

    2        $894,193.13         1        $480,128.24         0              $0.00

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IB1, IB2, IB3, IB4,
IB5, IB6 Certificates immediately after the principal and interest distribution on 11/25/2001 are as follows:

                Class       Class Principal Balance
                IB1                $1,366,513.33
                IB2                  $682,763.34
                IB3                  $389,727.63
                IB4                  $194,370.48
                IB5                  $194,370.48
                IB6                  $199,843.46
                              __________________
                Total              $3,027,588.72
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2001):

SERIES:  2001-s8                POOL NUMBER:  Group 1 = 1749

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $176,133,925.50**        $1,374,321.37***          $894,193.13***
Number:                          426                      3                       2
% of Pool:                    100.00%                  0.78%                   0.51%
(Dollars)
% of Pool:                    100.00%                  0.70%                   0.47%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:          $480,128.24***                $0.00***                $0.00***
Number:                           1                       0                       0
% of Pool:                    0.27%                    0.00%                   0.00%
(Dollars)
% of Pool:                    0.23%                    0.00%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2001 scheduled payments and October 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2001.

Trading Factor, calculated as of distribution date : 0.15418247.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2001, and unscheduled prepayments in months prior to November ) can be calculated.

                                                               EXHIBIT 99
                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.75775%
POOL NUMBER:  Group 2 = 1756
____________________________________________________________________________________________

ISSUE DATE:  07/30/2001
CERTIFICATE BALANCE AT ISSUE:    $944,404,945.00

                                                                 CERTIFICATE
                                                   TOTAL         ACCOUNT            CERTIFICATE
                                                   NUMBER OF     ACTIVITY           BALANCE
                                                   MORTGAGES     (@PC RATE)         OUTSTANDING
                                                   _________  __________________  __________________

BALANCES FROM LAST FISCAL MONTH-END:                    2293                         $921,556,423.35
PRINCIPAL POOL COLLECTION(S):
Scheduled Principal Collection Due Current Month                   $1,479,129.31
Unscheduled Principal Collection/Reversals                           $147,599.28
Liquidations-in-full                                      68      $29,522,744.35
Net principal Distributed                                         $31,149,472.94    ($31,149,472.94)

CAPITAL LOSS (PRINCIPAL WRITTEN OFF):                                                          $0.00

BALANCE CURRENT FISCAL MONTH-END:                       2225                         $890,406,950.41

SCHEDULED INTEREST AT MORTGAGE RATE:                               $5,629,525.18

UNSCHEDULED INTEREST AT MORTGAGE RATE:
Unscheduled Interest Collection/Reversals                                  $0.00
Interest Uncollected on Liquidation                                        $0.00
Interest Uncollected on Non-Earning Assets                                 $0.00
Net Unscheduled Interest Distributed                                       $0.00

OTHER:
Loan Conversion Fees                                                       $0.00
Expense Reimbursements                                                     $0.00
Gain on Liquidations                                                       $0.00
Hazard Insurance Premium Refunds                                           $0.00
Net Other Distributions                                                    $0.00

SCHEDULED SERVICING FEE EXPENSES:                                    $438,265.60

UNSCHEDULED SERVICING FEES:
Unscheduled Service Fee Collections/Reversals                              $0.00
Servicing Fees Uncollected on Liquidation                                  $0.00
Servicing Fees Uncollected/Non-Earning Assets                              $0.00
Net Unscheduled Service Fees Distributed                                   $0.00

MISCELLANEOUS EXPENSES:                                                    $0.00

NET FUNDS DISTRIBUTED:                                            $36,340,732.52

                     WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.
                                  MASTER SERVICING
                         MORTGAGE PASS-THROUGH CERTIFICATES
                             11/2001 DISTRIBUTION REPORT

SERIES:  wamu 2001-s8                                  WEIGHTED AVERAGE PC RATE:    6.75775%
POOL NUMBER:  Group 2 = 1756
____________________________________________________________________________________________

AGGREGATE LOSS AMOUNTS FROM INCEPTION OF POOL
  Loan Count Of              Aggregate Loss
  Incurred Loss                  Amount
__________________         _________________

                 0                     $0.00
*Aggregate Loss Amount and Count do not include this month's activity

SUMMARY OF DISTRIBUTIONS FOR CURRENT CYCLE
     Principal          Scheduled         Interest        Net Interest                            Total
   Distribution       Interest Due       Adjustment       Distribution         Other          Distribution
__________________  ________________  ________________  ________________  ________________  ________________

    $31,149,472.94     $5,191,259.58             $0.00     $5,191,259.58             $0.00    $36,340,732.52

INSURANCE RESERVES
                         Original         Claims In          Claims           Coverage          Coverage
  Insurance Type         Balance          Progress            Paid           Adjustments        Remaining
___________________  ________________  ________________  ________________  ________________  ________________

MPI                             $0.00             $0.00             $0.00             $0.00             $0.00
Special Hazard          $9,444,049.00             $0.00             $0.00             $0.00     $9,444,049.00
Bankruptcy Bond
   Single-Units           $100,000.00             $0.00             $0.00             $0.00       $100,000.00
   Multi-Units                  $0.00             $0.00             $0.00             $0.00             $0.00
Mortgage Repurchase    $28,332,148.36             $0.00             $0.00             $0.00    $28,332,148.36

DELINQUENT INSTALLMENTS
ONE                          TWO                          THREE
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________

   19      $7,370,971.41         3      $1,396,688.25         1        $595,639.97

FOUR                         IN FORECLOSURE               ACQUIRED
Count  Principal Balance     Count  Principal Balance     Count  Principal Balance
_____  _________________     _____  _________________     _____  _________________
    0              $0.00         0              $0.00         0              $0.00

The Class Principal Balances of each Class of the Class IIB1, IIB2, IIB3, IIB4,
IIB5, IIB6 Certificates immediately after the principal and interest distribution on 11/25/2001 are as follows:

                Class       Class Principal Balance
                IIB1              $15,514,291.10
                IIB2               $5,641,379.38
                IIB3               $4,230,536.69
                IIB4               $2,820,689.68
                IIB5               $1,409,847.02
                IIB6               $1,883,753.74
                              __________________
                Total             $31,500,497.61
                              ==================

Capitalized items used but not defined herein have the meanings ascribed to them in the Prospectus Supplement.

                                                                           EXHIBIT 99

                  DELINQUENT* MORTGAGE LOANS (As of October 30, 2001):

SERIES:  2001-s8                POOL NUMBER:  Group 2 = 1756

                           I                     II                      III
                     Total Loans In        Total Delinquent        Loans Delinquent
                     Mortgage Pool              Loans                  1 Month
                  --------------------   ---------------------   ---------------------

Dollar Amount:       $890,406,950.41**        $9,363,299.63***        $7,370,971.41***
Number:                         2271                     23                      19
% of Pool:                    100.00%                  1.05%                   0.83%
(Dollars)
% of Pool:                    100.00%                  1.01%                   0.84%
(No. of Loans)

                           IV                      V                      VI
                    Loans Delinquent        Loans Delinquent           Loans In
                        2 Month                 3 Month               Foreclosure
                  --------------------   ---------------------   ---------------------

Dollar Amount:        $1,396,688.25***          $595,639.97***                $0.00***
Number:                           3                       1                       0
% of Pool:                    0.16%                    0.07%                   0.00%
(Dollars)
% of Pool:                    0.13%                    0.04%                   0.00%
(No. of Loans)

                          VII
                     Loans Acquired
                  --------------------

Dollar Amount:                $0.00***
Number:                           0
% of Pool:                     0.00%
(Dollars)
% of Pool:                     0.00%
(No. of Loans)

*  A Mortgage Loan is considered delinquent in a given month when a payment due on the first day of the prior month has not been made on or before the first day of such prior month.

**  Reflects the outstanding principal balance of the Mortgage Pool after the application of all November 01, 2001 scheduled payments and October 01, 2001 unscheduled payments on the mortgage loans.

***  Reflects outstanding principal balance of delinquent mortgage loans as of
October 30, 2001.

Trading Factor, calculated as of distribution date : 0.77943609.
By multiplying this factor by the original balance of the Mortgage Pool as of the Cut-Off Date, current outstanding balance of the Mortgage Pool (after application of scheduled payments up to and including November 01, 2001, and unscheduled prepayments in months prior to November ) can be calculated.